Exhibit 10.209

EXECUTION VERSION

AMENDMENT NO. 1
TO
REVOLVING CREDIT AGREEMENT

THIS AMENDMENT NO. 1 (this “Amendment”) is made as of May 17, 2021, by and among MICHIGAN ELECTRIC TRANSMISSION COMPANY, LLC, a Michigan limited liability company (the “Borrower”), the financial institutions listed on the signature pages hereof and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”), under that certain Revolving Credit Agreement dated as of October 23, 2017, as amended and restated as of January 10, 2020, by and among the Borrower, the Lenders and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrower has requested that each Lender extend such Lender’s currently effective Revolving Credit Maturity Date and that the requisite Lenders and the Administrative Agent agree to certain amendments to the Credit Agreement;

WHEREAS, the Borrower, the Lenders party hereto and the Administrative Agent have so agreed on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.

1.         Extension of Revolving Credit Maturity Date. Pursuant to Section 2.16(a) of the Credit Agreement, and notwithstanding any required notice period set forth therein, the parties hereto hereby agree that the Borrower is deemed to have requested that, effective as of the Amendment Effective Date (as defined below), the Revolving Credit Maturity Date be extended for a period of one (1) year to October 18, 2024. Effective as of the Amendment Effective Date and subject to the satisfaction of the conditions precedent set forth in Section 3 below, pursuant to Section 2.16(b) of the Credit Agreement, each Lender party hereto agrees to be an Extending Lender and to extend its Revolving Credit Maturity Date for a period of one (1) year to October 18, 2024.

2.         Amendments to the Credit Agreement. Effective as of the Amendment Effective Date, the parties hereto agree that the Credit Agreement shall be amended as follows:

(a)       Section 1.1 of the Credit Agreement is hereby amended by amending and restating the definition of Bail-In Action in its entirety to read as follows:

“Bail-In Action” shall mean the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

(b)       Section 1.1 of the Credit Agreement is hereby amended by amending and restating the definition of Bail-In Legislation in its entirety to read as follows:

“Bail-In Legislation” shall mean (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

(c)            Section 1.1 of the Credit Agreement is hereby amended by amending and restating the definition of Write-Down and Conversion Powers in its entirety to read as follows:

“Write-Down and Conversion Powers” shall mean, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

(d)           Section 1.1 of the Credit Agreement is hereby amended to add the following definitions thereto in the appropriate alphabetical order:

“Affected Financial Institution” shall mean (a) any EEA Financial Institution or (b) any UK Financial Institution.

“Resolution Authority” shall mean an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

“UK Financial Institution” shall mean any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“UK Resolution Authority” shall mean the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

(e)            Section 2.16(f)(x) of the Credit Agreement is hereby amended to delete the phrase “two (2)” now appearing therein, and to substitute the phrase “three (3)” therefor. For the avoidance of doubt, the parties hereto hereby agree that the extension of the Revolving Credit Maturity Date pursuant to Section 1 above shall constitute the exercise by the Borrower of one of the three extensions permitted pursuant to Section 2.16(f) of the Credit Agreement, as amended by this Amendment.

(f)            Section 7.16 of the Credit Agreement is hereby amended and restated in its entirety as follows:

7.16          Affected Financial Institutions.

The Borrower is not an Affected Financial Institution.

(g)           Section 12.22 of the Credit Agreement is hereby amended and restated in its entirety as follows:

12.22        Acknowledgment and Consent to Bail-In of Affected Financial Institutions.

Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)            the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and

(b)           the effects of any Bail-in Action on any such liability, including, if applicable:

(i)           a reduction in full or in part or cancellation of any such liability;

(ii)          a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)         the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority.

3.              Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent (the date of satisfaction of such conditions precedent being the “Amendment Effective Date”) that the Administrative Agent shall have received (i) counterparts of this Amendment duly executed by the Borrower, the Required Lenders and the Administrative Agent, (ii) evidence satisfactory to the Administrative Agent that the conditions precedent to the extension set forth in Section 1 above shall have been satisfied in accordance with the requirements of Section 2.16(f) of the Credit Agreement, and (iii) payment and/or reimbursement of the Administrative Agent’s and its affiliates’ fees and expenses (including, to the extent invoiced, reasonable and documented fees and expenses of counsel for the Administrative Agent) in connection with this Amendment, the Credit Agreement and the other related loan documents.

4.             Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:

(a)           This Amendment and the Credit Agreement as modified hereby constitute legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, except as the enforcement thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and subject to general principles of equity.

(b)            Neither the execution, delivery nor performance by the Borrower of this Amendment nor compliance with the terms and provisions thereof and the other transactions contemplated therein will (a) contravene any applicable provision of any material law, statute, rule, regulation, order, writ, injunction or decree of any court or Governmental Authority, (b) result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of the Borrower or any of its Subsidiaries pursuant to, the terms of any material indenture, loan agreement, lease agreement, mortgage, deed of trust, agreement or other material instrument to which the Borrower or any of its Subsidiaries is a party or by which it or any of its property or assets is bound or (c) violate any provision of the Borrower’s Organic Documents.

(c)            As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrower set forth in the Credit Agreement, as amended hereby, are true and correct in all material respects (or in all respects if the applicable representation or warranty is qualified by Material Adverse Effect or materiality) on and as of the date hereof and after giving effect to this Amendment, except to the extent such representation or warranty specifically relates to an earlier date in which case such representation or warranty shall be true and correct in all material respects (or in all respects if the applicable representation or warranty is qualified by Material Adverse Effect or materiality) as of such earlier date.

5.              Reference to and Effect on the Credit Agreement.

(a)            Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other related loan document shall mean and be a reference to the Credit Agreement as amended hereby.

(b)           The Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c)            Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

(d)            This Amendment shall constitute a loan document related to the Credit Agreement.

6.              Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

7.              Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

8.              Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective authorized officers as of the day and year first above written.

MICHIGAN ELECTRIC TRANSMISSION COMPANY, LLC,
as the Borrower

By: ITC Holdings Corp., its sole manager

By:	/s/ Gretchen L. Holloway
Name:	Gretchen L. Holloway
Title:	Senior Vice President and Chief Financial Officer

Signature Page to Amendment No. 1 to

Revolving Credit Agreement dated as of October 23, 2017

MICHIGAN ELECTRIC TRANSMISSION COMPANY, LLC

WELLS FARGO BANK, NATIONAL ASSOCIATION,
individually as a Lender and as Administrative Agent

By:	/s/ Gregory R. Gredvig
Name:	Gregory R. Gredvig
Title:	Director

Signature Page to Amendment No. 1 to

Revolving Credit Agreement dated as of October 23, 2017

MICHIGAN ELECTRIC TRANSMISSION COMPANY, LLC

BARCLAYS BANK PLC,
individually as a Lender

By:	/s/ Sydney G. Dennis
Name:	Sydney G. Dennis
Title:	Director

Signature Page to Amendment No. 1 to

Revolving Credit Agreement dated as of October 23, 2017

MICHIGAN ELECTRIC TRANSMISSION COMPANY, LLC

JPMORGAN CHASE BANK, N.A.,
individually as a Lender

By:	/s/ Nancy R. Barwig
Name:	Nancy R. Barwig
Title:	Executive Director

Signature Page to Amendment No. 1 to

Revolving Credit Agreement dated as of October 23, 2017

MICHIGAN ELECTRIC TRANSMISSION COMPANY, LLC

THE BANK OF NOVA SCOTIA,
individually as a Lender

By:	/s/ David Dewar
Name:	David Dewar
Title:	Director

Signature Page to Amendment No. 1 to

Revolving Credit Agreement dated as of October 23, 2017

MICHIGAN ELECTRIC TRANSMISSION COMPANY, LLC

MIZUHO BANK, LTD.,
individually as a Lender

By:	/s/ Edward Sacks
Name:	Edward Sacks
Title:	Authorized Signatory

Signature Page to Amendment No. 1 to

Revolving Credit Agreement dated as of October 23, 2017

MICHIGAN ELECTRIC TRANSMISSION COMPANY, LLC

BANK OF AMERICA, N.A.,
individually as a Lender

By:	/s/ Michael J. Haas
Name:	Michael J. Haas
Title:	Sr. Vice President

Signature Page to Amendment No. 1 to

Revolving Credit Agreement dated as of October 23, 2017

MICHIGAN ELECTRIC TRANSMISSION COMPANY, LLC

COBANK, ACB,
individually as a Lender

By:	/s/ Kelli Cholas
Name:	Kelli Cholas
Title:	Assistant Corporate Secretary

Signature Page to Amendment No. 1 to

Revolving Credit Agreement dated as of October 23, 2017

MICHIGAN ELECTRIC TRANSMISSION COMPANY, LLC

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
individually as a Lender

By:	/s/ Judith Smith
Name:	Judith Smith
Title:	Authorized Signatory

By:	/s/ Brady Bingham
Name:	Brady Bingham
Title:	Authorized Signatory

Signature Page to Amendment No. 1 to

Revolving Credit Agreement dated as of October 23, 2017

MICHIGAN ELECTRIC TRANSMISSION COMPANY, LLC

GOLDMAN SACHS BANK USA,
individually as a Lender

By:	/s/ Jacob Elder
Name:	Jacob Elder
Title:	Authorized Signatory

Signature Page to Amendment No. 1 to

Revolving Credit Agreement dated as of October 23, 2017

MICHIGAN ELECTRIC TRANSMISSION COMPANY, LLC

MORGAN STANLEY BANK, N.A.,
individually as a Lender

By:	/s/ Michael King
Name:	Michael King
Title:	Authorized Signatory

Signature Page to Amendment No. 1 to

Revolving Credit Agreement dated as of October 23, 2017

MICHIGAN ELECTRIC TRANSMISSION COMPANY, LLC

TD BANK, N.A.,
individually as a Lender

By:	/s/ M. Bernadette Collins
Name:	M. Bernadette Collins
Title:	Senior Vice President

Signature Page to Amendment No. 1 to

Revolving Credit Agreement dated as of October 23, 2017

MICHIGAN ELECTRIC TRANSMISSION COMPANY, LLC